Leases - Schedule of the components of the right-of-use assets and lease liabilities (Details) - USD ($) $ in Thousands	Dec. 31, 2022	Dec. 31, 2021
Assets and Liabilities, Lessee [Abstract]
Right-of-use assets, net	$ 3,281	$ 0
Current operating lease liabilities	(593)	0
Non-current operating lease liabilities	(2,688)	0
Total operating lease liabilities	$ (3,281)	$ 0
Weighted average remaining lease term (in years)	6 years
Weighted-average discount rate	14.00%